With a market cap of $4.6 billion at 1/31/09:

- We are the 14th largest bank holding company in the nation and the 4th largest headquartered in New York State. [a]

With assets of $32.5 billion at 12/31/08:

- We operate the 2nd largest thrift in the nation and the largest in New York State. [a]

With a portfolio of $15.7 billion at 12/31/08:

- We are a leading producer of multi-family loans for portfolio in New York City. [a]

With deposits of $14.3 billion at 12/31/08, we operate:

- the 4th largest thrift depository in our market [a]; and
- the 15th largest commercial bank depository. [a]

In New York, we operate:

- the 2nd largest thrift depository in Queens, Richmond, Nassau, and Suffolk Counties. [a]

In New Jersey, we operate:

- the 3rd largest thrift depository in Essex County [a];
- the 5th largest thrift depository in Union County [a]; and
- the 6th largest thrift depository in the seven NJ counties we serve, combined. [a]

New York Community Bancorp, Inc. Page 1 We are a leading financial institution in the competitive Metro New York/New Jersey region. (a) SNL Financial as of 1/30/09 Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Our 4Q 2008 performance was our strongest in
several quarters.
(a) Please see pages 34 and 35 for a reconciliation of our GAAP and operating earnings.
(b) Please see pages 36 and 37 for a reconciliation of our net interest income (GAAP) and adjusted net interest income (non-GAAP) and the related GAAP and non-GAAP measures.
(c) Please see pages 38 and 39 for a reconciliation of our GAAP and operating efficiency ratios.
Our Performance Highlights: 4Q 2007 4Q 2008 Change 2007 2008 Change
Significant operating earnings growth
(a)
$67,515 $92,442
36.9%
$275,314 $322,506
17.1%
Substantial operating EPS growth
(a)
$0.21 $0.27
28.6%
$0.88 $0.96
9.1%
Significant margin expansion 2.36% 2.87% 51 bp 2.38% 2.63%
(b)
25 bp
(b)
Higher net interest income $154,408 $201,607
30.6%
$616,530 $715,142
16.0%
Improved operating efficiency
(c)
43.44% 35.94% 750 bp 41.18% 38.89% 229 bp
(dollars in thousands, except per share data)

New York Community Bancorp, Inc. Page 3
Our balance sheet reflects superior asset quality
measures.
At or for the Twelve Months Ended 12/31/08
Asset Quality: NYB SNL Bank & Thrift Index
(a)
NCOs / average loans 0.029% 1.67%
NPLs / total loans 0.51% 1.88%
NPAs / total assets 0.35% 1.09%
(a) SNL Financial as of 1/30/09

Non-performing Loans / Total Loans
0.94%
0.33%
0.62%
0.21%
0.47%
0.16%
0.50%
0.11%
1.04%
0.11%
1.88%
0.51%
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08

New York Community Bancorp, Inc. Page 4 The quality of our loan portfolio has consistently exceeded that of our industry. SNL Bank & Thrift Index (a) NYB (a) SNL Financial as of 1/30/09

New York Community Bancorp, Inc. Page 5
Net Charge-offs / Average Loans
0.77%
0.57%
0.40%
0.39%
0.67%
1.67%
0.00% 0.002% 0.000% 0.002% 0.002%
0.029%
2003 2004 2005 2006 2007 2008
NYB Net charge-offs :
-- $236,000 $21,000 $420,000 $6.1 million
(a) SNL Financial as of 1/30/09
$431,000
We continue to be distinguished by our low level of
net charge-offs.
SNL Bank & Thrift Index
(a)
NYB

New York Community Bancorp, Inc. Page 6
The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.
Conservative loan-to-value (“LTV”) ratios
Minimum debt coverage ratio: 120%, except for CRE loans (130%)
All loans approved by the Mortgage and Real Estate Committee or the Credit
Committee (a majority of the Board of Directors)
A member of the Mortgage or Credit Committee participates in inspections on multi-
family loans originated in excess of $4.0 million, and commercial real estate and construction loans in excess of $2.5 million.
All properties appraised by independent appraisers
All independent appraisals reviewed by in-house appraisal officers
Multi-family and CRE loans are based on the lower of economic or market value
Since 3Q 2007, construction loans have generally been limited to advances that were committed prior to the weakening of the economy.
C & I loans are typically secured by business assets and personal guarantees of the borrower, and include financial covenants to monitor the borrower’s financial stability.

- Multi-family and commercial real estate lending are both broker-driven, without cost to the Company.
- One- to four-family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating non-interest income.
- Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
- 45 of our branches are located in-store.
- Franchise expansion has largely stemmed from mergers and acquisitions.

New York Community Bancorp, Inc. Page 7
Our operating efficiency ratio was 35.94% (a) in 4Q 2008, well below the SNL Bank and Thrift Index efficiency ratio of 71.53%. (b)
(a) Please see page 38 for a reconciliation of our GAAP and operating efficiency ratio.
(b) SNL Financial as of 1/30/09

Westchester
Manhattan
Bronx
Suffolk
Essex
Hudson
Queens
Nassau
Union
Kings
Middlesex
Richmond
New York
Monmouth
Mercer
New Jersey
Ocean

New York Community Bancorp, Inc. Page 8
Largely reflecting our acquisition strategy, we currently have
161 locations in New York and 54 in New Jersey.
Our Franchise
New York Community Bank
Traditional branches 125
In-store branches
Campus branches
45
5
Customer convenience centers 3
Subtotal 178
New York Commercial Bank
Traditional branches 37
Total locations 215
New York Community Bank
New York Commercial Bank

New York Community Bancorp, Inc. Page 9
(dollars in thousands)
NASSAU COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $11,479,033 22.46%
2 Citigroup Inc. 7,371,145 14.42
3 Capital One Financial Corp. 6,250,802 12.23
4 Astoria Financial Corp. 5,091,063 9.96
5 New York Community 4,828,319 9.45
6 Toronto-Dominion Bank 2,827,814 5.53
7 Bank of America Corp. 2,497,138 4.88
8 HSBC Holdings plc 1,969,135 3.85
9 Signature Bank 1,167,206 2.28
10
Apple Financial Holdings 981,144 1.92
Total for Institutions in Market $51,119,564 100.00%
QUEENS COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $  8,495,835 20.81%
2 Citigroup Inc. 5,912,224 14.48
3 Capital One Financial Corp. 4,676,184 11.45
4 Astoria Financial Corp. 3,098,407 7.59
5 HSBC Holdings plc 2,716,071 6.65
6 New York Community 2,697,586 6.61
7 Toronto-Dominion Bank 1,645,740 4.03
8 Ridgewood Savings Bank 1,531,279 3.75
9 Flushing Financial Corp. 1,178,542 2.89
10 Banco Santander S.A. 926,882 2.27
Total for Institutions in Market $40,831,431 100.00%
SUFFOLK COUNTY, NY
Rank Institution Deposits
Market
Share
1 Capital One Financial Corp. $  9,151,781 25.11%
2 JPMorgan Chase & Co 8,348,047 22.90
3 Astoria Financial Corp. 3,055,514 8.38
4 Citigroup Inc. 3,049,335 8.37
5 HSBC Holdings plc 2,321,344 6.37
6 New York Community 1,832,850 5.03
7 Bank of America Corp. 1,534,788 4.21
8 Toronto-Dominion Bank 1,360,738 3.73
9 Suffolk Bancorp 1,219,170 3.34
10 Smithtown Bancorp 998,244 2.74
Total for Institutions in Market $36,453,093 100.00%
RICHMOND COUNTY, NY
Rank Institution Deposits
Market
Share
1 Banco Santander S.A. $2,374,341 26.37%
2 JPMorgan Chase & Co. 1,747,635 19.41
3 New York Community 1,463,811 16.26
4 Citigroup Inc. 1,108,018 12.31
5 Northfield Bancorp Inc. 685,360 7.61
6 Toronto-Dominion Bank 493,392 5.48
7 Hudson City Bancorp Inc. 319,690 3.55
8 HSBC Holdings plc 255,927 2.84
9 VSB Bancorp Inc. 190,279 2.11
10 Capital One Financial Corp. 149,526 1.66
Total for Institutions in Market $9,003,870 100.0%
ESSEX COUNTY, NJ
Rank Institution Deposits
Market
Share
1 Wells Fargo & Co. $  2,486,843 16.39%
2 Sovereign Bancorp Inc. 1,248,583 8.23
3 JPMorgan Chase & Co 1,240,708 8.18
4 PNC Financial 1,224,864 8.07
5 Valley National Bancorp 1,194,410 7.87
6 Toronto-Dominion Bank 1,108,864 7.31
7 Hudson City Bancorp Inc. 1,100,834 7.26
8 Bank of America Corp. 1,070,349 7.05
9 New York Community 756,618 4.99
10 Investors Bancorp Inc. 650,940 4.37
Total for Institutions in Market $15,172,430 100.00%
Source:  SNL Financial
The expansion of our franchise has enabled us to compete
very effectively against the region’s money center banks.